UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2020

Thunder Energies Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-54464	45-1967797
(Commission File Number)	(I.R.S. Employer Identification No.)

3017 Greene St, Hollywood, FL 33020

(Address of principal executive offices)

(786) 686-0231

(Registrant’s telephone number, including area code)

111 Moorings Dr., Lantana, Florida 33426
(561) 560-4302

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Table of Contents

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS		3
EXPLANATORY NOTE		4
Item 9.01	Financial Statements and Exhibits	5

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere.  Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements.  However, not all forward-looking statements may contain one or more of these identifying terms.  Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable pharmaceuticals, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies.  A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.  We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

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EXPLANATORY NOTE

Thunder Energies Corporation f/k/a Thunder Fusion Corporation and CCJ Acquisition Corp. (“we”, “us”, “our”, (“TEC” or the “Company”) was incorporated in the State of Florida on April 21, 2011.

On July 1, 2020, Yogev Shvo, an individual and principal shareholder of Nature Consulting LLC, a Florida limited liability company, (the “Purchaser”) personally acquired 100% of the issued and outstanding shares of preferred stock (the “Preferred Stock”) of Thunder Energies Corporation, a Florida corporation, (the “Company” or the “Registrant”) from Saveene Corporation, a Florida corporation (the “Seller”). (The “Purchase”) The consideration for the purchase was provided to the Purchaser from the individual private funds of Yogev Shvo.

The Preferred Stock acquired by the Purchaser consisted of:

1.	50,000,000 shares of Series A Convertible Preferred Stock wherein each share is entitled to fifteen (15) votes and converts into ten (10) shares of the Company’s common stock.
2.	5,000 shares of Series B Convertible Preferred Stock wherein each share is entitled to one thousand (1,000) votes and converts into one thousand (1,000) shares of the Company’s common stock.
3.	10,000 shares of Series C Non-Convertible Preferred Stock wherein each share is entitled to one thousand (1,000) votes and is non-convertible into shares of the Company’s common stock.

As a result of the Purchase, the Purchaser owns approximately 100% of the fully diluted outstanding equity securities of the Company and approximately 100% of the voting rights for the outstanding equity securities.

The purchase price of $250,000.00 for the Preferred Stock was paid in cash. The consideration for the purchase was provided to the Purchaser from the individuals private funds. The Purchase of the Preferred Stock was the result of a privately negotiated transaction which consummation resulted in a change of control of the Registrant.

On July 22, 2020, Thunder Energies Corp. filed a Form 8-K which addressed the Change of Control and the Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On August 14, 2020, Thunder Energies Corp. acquired Nature Consulting LLC as an asset purchase. This filing is provided in accordance with “reverse acquisition” disclosure requirements.

In accordance with “reverse acquisition” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Share Exchange will be replaced with the historical financial statements of Nature Consulting LLC prior to the Share Exchange in all future filings with the SEC. At the current time Thunder Energies Corp. is completing the audit of Nature Consulting LLC’s financial statements and future filings will be submitted with the results.

As used in this Current Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms “Thunder Energies,” the “Company,” the “Registrant,” “we,” “us,” and “our” refer to Thunder Energies Corp., after giving effect to the Share Exchange and the Split-Off.

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in Form 8-K:

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Item 9.01. Financial Statements and Exhibits

Item 9.01(a)

Audited financial statements of Nature Consulting LLC (a Florida limited liability corporation), which comprise the balance sheet as of December 31, 2019, and the related statements of income, retained earnings, and cash flows for the period January 19, 2019 (date of formation) to December 31, 2019, and the related notes to the financial statements.

Item 9.01(b)

Unaudited financial statements of Nature Consulting LLC (a Florida limited liability corporation), which comprise the balance sheets as of June 30, 2020 and December 31, 2019, and the related statements of income, retained earnings, and cash flows for the three months ended June 30, 2020 and 2019 and six months ended June 30, 2020 and for the period January 19, 2019 (date of formation) to June 30, 2019, and the related notes to the financial statements.

Item 9.01(c)

Unaudited condensed combined financial statements of Thunder Energies Corporation (a Florida Corporation), which comprises the balance sheet as of June 30, 2020, and the related statements of income, retained earnings, and cash flows for the three and six months ended June 30, 2020, and the related notes to the financial statements.

The information contained in this Current Report constitutes the current information necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01 (d) Exhibits

99.1	Financial Statements for the year ended December 31, 2019
99.2	Financial Statements for the six months ended June 30, 2020
99.3	Unaudited Proforma Condensed Combined Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Energies Corporation

By:	/s/ Yogev Shvo
Chief Executive Officer

Date:  March 5, 2021

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